Exhibit 10.5

To Be Recorded In The Land
Records of Tarrant County, Texas,

AFTER RECORDATION PLEASE RETURN TO:
David S. Berman, Esq.
Riemer & Braunstein LLP
Three Center Plaza
Boston, MA 02108


     NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVERS LICENSE NUMBER.

                                  DEED OF TRUST
                                       AND
                     ABSOLUTE ASSIGNMENT OF LEASES AND RENTS

     THIS DEED OF TRUST AND ABSOLUTE ASSIGNMENT OF LEASES AND RENTS (hereinafter referred to as this "Deed of Trust") is made and entered into as of this 11th day of October, 2005, by GAMESTOP TEXAS LP, a limited partnership organized under the laws of the State of Texas, as grantor or mortgagor (hereinafter referred to as "Grantor"), Grantor having its principal place of business at 625 Westport Parkway, Grapevine, Texas 76051, in favor of Stephen Garvin, an individual and officer of the Collateral Agent, as Trustee ("Trustee") for the use and benefit of BANK OF AMERICA, N.A., as grantee or beneficiary, as collateral agent, (in such capacity, the "Collateral Agent") for the ratable benefit of the Secured Parties (hereinafter in such capacity referred to as "Beneficiary"), Beneficiary having an office at 40 Broad Street, 10th Floor, Boston, Massachusetts 02109.

     Each capitalized term used herein but not defined herein shall have the meaning assigned to such term in the Credit Agreement (as defined herein).

                              W I T N E S S E T H:

     A. Reference is made to that certain Credit Agreement dated as of even date herewith (as the same may be amended, modified, supplemented or restated hereafter, the "Credit Agreement"), by, among others, (i) the Grantor and certain Affiliates of the Grantor (singly, a "Borrower", and collectively, the "Borrowers"), (ii) the Lenders named therein, (iii) Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders, (iv) Citicorp North America, Inc., as Syndication Agent, (v) Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as Documentation Agent, (vi) Bank of America, N.A. and Citicorp North America, Inc., as Issuing Banks, and
(vii) Banc of America Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services Inc., as Joint Lead Arrangers and Joint Lead Bookrunners.

     B. Pursuant to the Credit Agreement, each of the Lenders have agreed to lend to the Borrowers, on a revolving basis, Revolving Loans, at any time and from time to time prior to the Termination Date, the Swingline Lender has agreed to lend, on a revolving basis, Swingline Loans, at any time and from time to time prior to the Termination Date, and the Issuing Banks have issued and have agreed to issue Letters of Credit for the benefit of the Borrowers at any time and from time to time prior to the Termination Date, in each case upon the terms and subject to the conditions specified in, the Credit Agreement.

     C. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantor of this Deed of Trust, to secure the due and punctual payment and performance of the following described indebtedness and obligations: (a) all Obligations; and (b) any and all additional advances made by any Secured Party, to the extent made consistent with the terms hereof, to protect or preserve the Mortgaged Property or the security interest created hereby on the Mortgaged Property, or for taxes, assessments or insurance premiums as hereinafter provided or for performance of any of Grantor's obligations hereunder or under the other Loan Documents or for any other purpose provided herein or in the other Loan Documents (whether or not the original Grantor remains the owner of the Mortgaged Property at the time of such advances) (hereinafter (a) and (b) shall collectively be referred to as the "Secured Obligations").

     D. Pursuant to the requirements of the Credit Agreement, the Grantor is granting this Deed of Trust in favor of the Beneficiary, for the ratable benefit of the Secured Parties to create a security interest in the Mortgaged Property (as defined herein) to secure the performance and payment by the Grantor of the Secured Obligations. The Credit Agreement also requires the granting by the Grantor and/or other Borrowers of other mortgages (the "Other Deeds of Trust") that create security interests in certain mortgaged properties other than the Property to secure the performance of the Secured Obligations.

                                GRANTING CLAUSE:

     NOW THEREFORE, IN CONSIDERATION OF TEN AND NO/100 DOLLARS ($10.00) AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency whereof are hereby acknowledged by Grantor, and in order to secure the Secured Obligations, Grantor does hereby grant, bargain, sell, transfer, assign, mortgage, warrant and convey unto the Trustee, his heirs, successors and assigns for the benefit of the Beneficiary for the ratable benefit of the Secured Parties, and their respective successors and assigns, all of the following described property (hereinafter those items of property described in subparagraphs (a) and (b), below, collectively referred to as the "Property", and together with the property described in subparagraphs (c), (d) and (e), collectively, the "Mortgaged Property"):

     (a) All those certain tracts or parcels of land described in Exhibit A attached hereto and by this reference made a part hereof, together with all right, title and interest of Grantor, including any after-acquired title or reversion, in and to the rights-of-ways, streets, and alleys adjacent thereto, and all easements, rights-of-way, licenses, operating agreements, strips and gores of land, vaults, streets, ways, alleys, passages, sewers, sewer rights, waters, water courses, water rights and powers, oil, gas and other minerals, flowers, shrubs, crops, trees, timber and other emblements now or hereafter located on such land or under or above same, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating to or appertaining to said tracts or parcels of land or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor and the reversion and reversions, remainder and remainders, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of the Grantor of, in and to the same (hereinafter referred to as the "Land"); and

     (b) All buildings, structures, parking areas, landscaping, fixtures, and other improvements of every nature now or hereafter situated, erected or placed on the Land (hereinafter referred to as the "Improvements"); and

     (c) All present and future leases, tenancies, occupancies and licenses, whether written or oral ("Property Leases") of the Land, and the Improvements, or any combination or part thereof, and all income, rents, issues, royalties, profits, revenues, security deposits and other benefits of the Land, and the Improvements, from time to time accruing, all payments under Property Leases, and all payments on account of oil and gas and other mineral Property Leases, working interests, production payments, royalties, overriding royalties, rents, delay rents, operating interests, participating interests and other such entitlements, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same (hereinafter referred to as the "Revenues"); and

     (d) To the extent assignable, all the right, title and interest of Grantor in and to all construction contracts, subcontracts, architectural agreements, labor, material and payment bonds, guaranties and warranties, and plans and specifications relating to the construction of Improvements on the Land, whether now or hereafter existing, including, without limitation (i) any architectural or engineering agreement entered into with respect to the design of said Improvements and other architectural or engineering services, (ii) the plans and specifications for the construction of said Improvements prepared by the architect, and (iii) any contractor's agreement entered into with respect to construction of Improvements on the Land (hereinafter collectively referred to as the "Contracts"); and

     (e) All insurance proceeds and all other proceeds (including all Proceeds as defined in the UCC), products, substitutions and accessions of the foregoing of every type.

     TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use and benefit of Trustee, his heirs, successors and assigns for the benefit of the Beneficiary for the ratable benefit of the Secured Parties, and their respective successors and assigns, in fee simple forever; and Grantor covenants that Grantor is lawfully seized and possessed of the Property and holds indefeasible fee simple absolute title to the Land, and has good right to convey the Property and that the conveyances in this Deed of Trust are subject to only to Permitted Encumbrances. Except for the Permitted Encumbrances, Grantor does warrant and will forever defend the title to the Mortgaged Property against the claims of all persons whomsoever.

     This Deed of Trust is intended to constitute: (i) a security agreement, fixture filing and financing statement under the Uniform Commercial Code in effect from time to time in the State of Texas (the "UCC"), (ii) a deed of trust under the Texas Property Code, as amended, and (iii) a notice of assignment of rents or profits under the Texas Property Code, as amended. This Deed of Trust is also intended to operate and be construed as an absolute present assignment of the rents, issues and profits of the Property, Grantor hereby agreeing, as provided for under law of the State of Texas, that Beneficiary is entitled to receive the rents, issues and profits of the Property prior to an Event of Default and without entering upon or taking possession of the Property. Some of the items included within the Property are or are to be come "fixtures" (as that term is defined in the UCC) on the Land and, as provided under the UCC, this Deed of Trust, upon being filed for record in the real property records of Tarrant County, Texas, shall operate also as a "fixture filing" and financing statement upon such of the items which are or may become fixtures.

     This Deed of Trust is given to secure the payment and performance of the Secured Obligations, to the extent provided for herein.

     Grantor hereby further covenants and agrees with Trustee and Beneficiary as follows:

1.       Payment and Performance of Secured Obligations.

     Grantor shall promptly pay the Secured Obligations when due, and fully and promptly perform all of the provisions, agreements, covenants and obligations of the Grantor, subject to all applicable grace and cure periods.

2.       Impositions, Liens and Charges.

     Grantor shall pay all the yearly water and sewer bills, real estate taxes, ad valorem taxes, personal property taxes, assessments, betterments, common area maintenance charges, all governmental charges of every name and restriction which may be levied on the Property as well as the yearly premium installments for the insurance covering the Property as required pursuant to Paragraph 2 hereof (hereinafter collectively referred to as the "Impositions") and other charges, if any, attributable to the Property, subject to the Grantor's right to contest, provided such contest complies with terms of Section 5.5 of the Credit Agreement. Grantor shall furnish to the Collateral Agent all bills and notices of amounts due under this Paragraph 2 as soon as received, and, Grantor shall furnish to the Collateral Agent evidence of such payments at least five (5) days prior to the dates on which such payments are delinquent for taxes. Grantor shall promptly discharge (by bonding, payment or otherwise) any Lien filed against the Property (other than Permitted Encumbrances).

3. Property and Other Insurance. (a) The Grantor shall (i) maintain or shall cause to be maintained insurance with financially sound and reputable insurers reasonably acceptable to the Collateral Agent on the Property and in at least such amounts and against at least such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury or death occurring upon, in or about or in connection with the use of any properties owned, occupied or controlled by it; (ii) maintain such other insurance as may be required by law; and (iii) furnish to the Collateral Agent, upon written request, full information as to the insurance carried.

     (b) Fire and extended coverage policies maintained with respect to any Property shall be endorsed or otherwise amended to include (i) a non-contributing Collateral Agent clause (regarding the Improvements), in form and substance reasonably satisfactory to the Collateral Agent, which endorsements or amendments shall provide that the insurer shall pay all proceeds otherwise payable to the Grantor under the policies directly to the Collateral Agent, (ii) a provision to the effect that none of the Grantor, Secured Parties nor any other Person shall be a co-insurer, and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Secured Parties. Commercial general liability policies shall be endorsed to name the Collateral Agent as an additional insured. Business interruption policies shall name the Collateral Agent as loss payee and shall be endorsed or amended to include (i) a provision that, from and after the Closing Date, the insurer shall pay all proceeds the insurer shall pay all proceeds in excess of $5,000,000 otherwise payable to the Grantor under the policies directly to the Collateral Agent, provided, however, that the Collateral Agent hereby agrees that prior to the occurrence of an Event of Default or a Cash Dominion Event, the Collateral Agent shall remit all proceeds received by Collateral Agent under the policies to Grantor, provided further that after the occurrence of an Event of Default or a Cash Dominion Event, the Collateral Agent shall apply any proceeds received in accordance with Section 2.22 of the Credit Agreement or Section 6.2 of the Security Agreement, as applicable, (ii) a provision to the effect that none of the Grantor, the Secured Parties or any other Person shall be a co-insurer and (iii) such other provisions as the Collateral Agent may reasonably require from time to time to protect the interests of the Lenders. Each such policy referred to in this paragraph also shall provide (i) that it shall not be canceled or modified except upon not less than 30 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums) and (ii) that it shall not be not renewed except upon not less than 15 days' prior written notice thereof by the insurer to the Collateral Agent (giving the Collateral Agent the right to cure defaults in the payment of premiums). The Grantor shall deliver to the Collateral Agent, prior to the cancellation, modification or nonrenewal of any such policy of insurance, a copy of a renewal or replacement policy (or other evidence of renewal of a policy previously delivered to the Collateral Agent) together with evidence satisfactory to the Collateral Agent of payment of the premium therefor.

     (c) In the event that the Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantor hereunder or any Default or Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect to as the Collateral Agent deems advisable. All sums disbursed by the Collateral in connection with this Paragraph 3(c), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantor to the Collateral Agent and shall be additional Secured Obligations secured hereby.

     (d) In the event of any loss or damage to the Property, the Grantor shall give immediate written notice to the insurance carrier and to the Collateral Agent. Grantor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as Grantor's true and lawful agent and attorney-in-fact, whether or not an Event of Default has occurred, to make proof of such loss, to adjust and compromise any claim under insurance policies, and to appear in and prosecute any action arising from such insurance policies. Whether or not an Event of Default has occurred, the Collateral Agent is authorized to collect and receive insurance proceeds, and to deduct therefrom Collateral Agent's expenses incurred in the collection of such proceeds. Grantor further authorizes the Collateral Agent, at Collateral Agent's option, whether or not an Event of Default has occurred, to apply the balance of such proceeds to the payment of the Secured Obligations in accordance with the terms of the Credit Agreement.

     (e) TEXAS FINANCE CODE Section 307.052 COLLATERAL PROTECTION INSURANCE
NOTICE: (A) GRANTOR IS REQUIRED TO: (i) KEEP THE MORTGAGED PROPERTY INSURED AGAINST DAMAGE IN THE AMOUNT EQUAL TO THE GRANTOR'S INDEBTEDNESS TO COLLATERAL AGENT AND THE SECURED PARTIES; (ii) PURCHASE THE INSURANCE FROM AN INSURER THAT IS AUTHORIZED TO OD BUSINESS IN THE STATE OF TEXAS OR AN ELIGIBLE SURPLUS LINES INSURER; AND (iii) NAME THE BENEFICIARY AS THE PERSON TO BE PAID UNDER THE POLICY IN THE EVENT OF LOSS; (B) GRANTOR MUST, IF REQUIRED BY BENEFICIARY, DELIVER TO BENEFICIARY A COPY OF THE POLICY AND PROOF OF THE PAYMENT OF PREMIUMS; AND (C) IF GRANTOR FAILS TO MEET ANY REQUIREMENT LISTED IN CLAUSE (A) OR (B) ABOVE, THE BENEFICIARY MAY OBTAIN COLLATERAL PROTECTION INSURANCE ON BEHALF OF THE GRANTOR AT THE GRANTOR'S EXPENSE.

4. Preservation and Maintenance. Grantor (a) shall not permit or commit waste, impairment, or deterioration of the Property or abandon the Property, (b) shall restore or repair promptly and in a good and workmanlike manner all or any part of the Property in the event of any damage, injury or loss thereto, to the equivalent of its condition prior to such damage, injury or loss, or such other condition as the Collateral Agent may approve in writing, (c) shall keep the Property, including the Improvements, in good order, repair and tenantable condition and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep such items in good order, repair, and tenantable condition, and (d) shall comply with all laws, ordinances, regulations and requirements of any governmental body, as well as any reciprocal easement agreements or covenants of record, applicable to the Property, subject to the Grantor's right to contest, provided such contest complies with terms of Section
5.5 of the Credit Agreement. Grantor covenants and agrees to give the Collateral Agent prompt notice of any non-compliance with such laws, ordinances, regulations or requirements and of any notice of non-compliance therewith which it receives or any threatened or pending proceedings in respect thereto or with respect to the Property. Neither Grantor nor any tenant or other person shall remove, demolish or alter any Improvements now existing or hereafter erected on the Property, without the prior consent of the Collateral Agent, not to be unreasonably withheld, except to the extent the same would impair the structural integrity or value of the Property.

5. Transfers. Except as otherwise provided in the Credit Agreement, Grantor will not, directly or indirectly, without the prior written consent of the Collateral Agent in each instance: (a) sell, convey, assign, transfer, option, mortgage, pledge, hypothecate or dispose of the Mortgaged Property, or any part thereof or interest therein; or (b) create or suffer to be created or to exist any Lien, restriction, or attachment of any kind upon the Mortgaged Property, or any part thereof or interest therein other than the Permitted Encumbrances.

6.       Hazardous Materials Warranties and Indemnification.

     (i) Environmental Representations and Warranties of Grantor. In addition to the representations and warranties made in Credit Agreement, Grantor represents and warrants to each Secured Party as follows:

     (i) There are no existing or closed underground storage tanks ("USTs") on the Property (i) from which Hazardous Materials have been released or leaked to the environment, or (ii) that are not in compliance with all federal, state, and local laws and regulations covering the installation, operation, maintenance and abandonment of USTs.

     (ii) None of the following will hereafter be brought on or constitute a part of the Property: friable asbestos or friable asbestos-containing material; urea formaldehyde insulation; transformers or other equipment which contain dielectric fluid containing polychlorinated biphenyls; or leaded paint, except as may be brought on the Property in accordance with law or for use or sale in connection with the current use of the Property.

     (iii) There are no existing or closed sanitary landfills, solid waste disposal sites, or hazardous waste treatment, storage or disposal facilities on the Property except as have been disclosed to relevant Governmental Authorities and as have been regulated, operated, monitored, assessed and (as necessary) remediated in accordance with law.

     (iv) To the best of Grantor's knowledge, no pending or current notice has been issued to Grantor by any agency, authority, or unit of government that Grantor has been identified as a potentially responsible party under any Environmental Law.

     (v) To the best of Grantor's knowledge, there exists no pending or current investigation, action, proceeding, or claim by any Governmental Authority or by any third party which could result in any liability, penalty, sanction, or judgment under any Environmental Law with respect to any condition, use or operation of the Property.

     (ii) Environmental Covenants of Grantor. In addition to the Grantor's covenants in the Credit Agreement, the Grantor covenants and agrees with each Secured Party that Grantor shall:

     (i) remain in material compliance with all Environmental Laws;

     (ii) not store (except in compliance with all Environmental Laws pertaining thereto), dispose of, release or allow the release of any Hazardous Materials on the Property;

     (iii) neither directly nor indirectly transport or arrange for the transport of any Hazardous Materials (except in compliance with all Environmental Laws pertaining thereto); and

     (iv) upon the request of the Collateral Agent, if the Collateral Agent has reason to believe that Hazardous Materials are stored, released or disposed of on the Property, take all reasonable action (including, without limitation, the conducting of reasonably scoped environmental assessments at the sole expense of the Grantor in accordance with subparagraph (c) hereof) to confirm that no Hazardous Materials are stored, released or disposed of on the Property.

     (iii) Environmental Indemnity. Grantor covenants and agrees, at Grantor's sole cost and expense, to indemnify, defend (at trial and appellate levels, and with attorneys, consultants and experts reasonably acceptable to the Collateral Agent) and hold each Indemnitee harmless from and against any and all Liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever with respect to any Environmental Liability in accordance with Section 9.3(b) of the Credit Agreement, including, without limitation (i) the costs of assessment, containment and/or removal of any and all Hazardous

Materials from all or any portion of the Property as required by law, (ii) the costs of any actions taken as required by law in response to a release of any Hazardous Materials on, in, under or affecting all or any portion of the Property in order to prevent or minimize such release so that it does not migrate to adjacent properties or cause or threaten significant risk to present or future public health, safety, welfare or the environment. Indemnitees' rights under this Paragraph shall be in addition to all other rights of Indemnitees under this Deed of Trust and the other Loan Documents and payments by Grantor under this paragraph shall not reduce Grantor's obligations and liabilities under any of the Loan Documents.

     (iv) Notice to Collateral Agent. If Grantor receives any notice or obtains knowledge of (i) any potential or known release of any Hazardous Materials at or from the Property, notification of which must be given to any Governmental Authority under any Environmental Law, or notification of which has, in fact, been given to any Governmental Authority, or (ii) any complaint, order, citation or notice with regard to air emissions, water discharges, or any other environmental health or safety matter affecting Grantor or the Property (an "Environmental Complaint") from any Person (including, without limitation, the Environmental Protection Agency), then Grantor shall immediately notify the Collateral Agent orally and in writing of said release or Environmental Complaint. Upon such notification, the Collateral Agent may, at its election without regard to whether an Event of Default has occurred, obtain one or more reasonably scoped environmental assessments of the Property prepared by a geohydrologist, an independent engineer or other qualified consultant or expert approved by the Collateral Agent which evaluates or confirms (i) whether any Hazardous Materials are present in the soil or water at or adjacent to the Property, and (ii) whether the use and operation of the Property comply materially with all Environmental Laws. Environmental assessments may include detailed visual inspections of the Property, including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, surface water samples and ground water samples, as well as such other investigations or analyses as are reasonably necessary or appropriate for a determination of the compliance of the Property and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the cost and expense of the Grantor. To the extent necessary to allow the Collateral Agent to obtain the environmental assessments provided for herein, the Grantor agrees that the Collateral Agent and the representatives and agents of the Collateral Agent shall have a right to enter upon, visit and inspect the Property, provided that in no event shall the Collateral Agent's exercise of this right unreasonably interfere with Grantor's use and enjoyment of the Property.

     (v) Survival, Assignability, and Transferability.

     (i) The warranties, representations and indemnity set forth in this Paragraph 6 shall survive the payment and performance of the Secured Obligations and any exercise by Beneficiary of any remedies under this Deed of Trust, including without limitation, any remedy in the nature of foreclosure, and shall not merge with any deed given by Grantor to Beneficiary or any Secured Party in lieu of foreclosure.

     (ii) It is agreed and intended by Grantor and Beneficiary that the warranties, representations and indemnity set forth above in this Paragraph 6 may be assigned or otherwise transferred by Beneficiary to its successors and assigns and to any subsequent purchasers of all or any portion of the Property by, through or under Beneficiary, without notice to Grantor and without any further consent of Grantor. To the extent consent or any such assignment or transfer is required by law, advance consent to any such assignment or transfer is hereby given by Grantor in order to maximize the extent and effect of such warranties, representations and indemnity given hereby.

7. Use of Property. Unless required by applicable law or unless the Collateral Agent has otherwise consented thereto in writing, which consent shall not be unreasonably withheld or delayed, (i) Grantor shall not allow changes in the nature of the occupancy or use for which the Property was intended at the time this Deed of Trust was executed, and (ii) Grantor shall not initiate a change in the zoning classification of the Property or subject the Property to restrictive or negative covenants. Grantor shall comply with, observe and perform all zoning and other laws affecting the Property, all restrictive covenants affecting the Property, and all licenses and permits affecting the Property, subject to the Grantor's right to contest, provided such contest complies with terms of Section
5.5 of the Credit Agreement.

8. Protection of Beneficiary's Security. If Grantor fails to perform the covenants and agreements contained in this Deed of Trust, or if any action or proceeding is commenced which affects the Mortgaged Property or title thereto or the interest of Beneficiary therein, including, but not limited to, eminent domain, or code enforcement, then the Collateral Agent, at such Collateral Agent's option, may make such appearances, disburse such sums and take such action as the Collateral Agent deems necessary to protect Beneficiary's interest herein, including, but not limited to, disbursement of attorneys' fees, payment, contest or compromise of any Lien which is prior to the Lien of this Deed of Trust, and entry upon the Property to make repairs. Any amounts disbursed by the Collateral Agent pursuant to this Paragraph 8, with interest thereon, shall become a portion of the Secured Obligations. Unless Grantor and such Beneficiary agree to other terms of payment, such amounts shall be payable upon notice from the Collateral Agent to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the default rate payable on Prime Rate Loans (the "Default Rate") stated in the Credit Agreement unless collection from Grantor of interest at such rate would be contrary to Applicable Law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under Applicable Law. Grantor shall have the right to prepay such amounts in whole or in part at any time. Nothing contained in this Paragraph 8 shall require the Collateral Agent to incur any expense or do any act.

9. Condemnation. If the Property or any portion thereof (the loss of which shall have, in the sole judgment of the Collateral Agent, a material impact on the use, operation or value of the Property) shall be damaged or taken through condemnation (which term, when used in this Mortgage, shall include any damage or taking by any Governmental Authority, quasi-governmental authority, any Person having the power of condemnation, or any transfer by private sale in lieu thereof), either temporarily or permanently, then the Collateral Agent shall have the right to commence, appear in and prosecute any action or proceeding relating to any condemnation or other taking of the Property and to settle or compromise any claim in connection with such condemnation or other taking. Grantor hereby irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) to commence, appear in and prosecute, in the Collateral Agent's name or Grantor's name, any action or proceeding relating to any condemnation or other taking of the Property and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation, or other taking of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to Collateral Agent. Grantor authorizes Collateral Agent to apply such awards, proceeds or damages, after the deduction of the Collateral Agent's expenses incurred in the collection of such amounts, in the manner provided in the Credit Agreement. Grantor agrees to execute such further assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or injury that the Collateral Agent may require.

10. Grantor and Lien Not Released. From time to time, without affecting the obligation of Grantor or Grantor's successors or assigns to pay the Secured Obligations and to observe the covenants of Grantor contained in this Deed of Trust and the other Loan Documents, and without affecting the guaranty of any Person, for payment or performance of the Secured Obligations, and without affecting the Lien or priority of Lien of this Deed of Trust on the Mortgaged Property, the Collateral Agent may, at the Collateral Agent's option, without giving notice to or obtaining the consent of Grantor, Grantor's successors or assigns or of any Facility Guarantor, and without liability on any Secured Party's part, but subject to the terms and conditions of the Credit Agreement, grant extensions or postponements of the time for payment of the Secured Obligations or any part thereof, release anyone liable on any of the Secured Obligations, accept a renewal note or notes therefor, release from this Deed of Trust any part of the Mortgaged Property, take or release other or additional security, reconvey any part of the Mortgaged Property, consent to any map or plat or subdivision of the Property, consent to the granting of any easement, join in any extension or subordination agreement and agree in writing with Grantor to modify the terms and conditions of any Loan Document. Grantor shall pay such title insurance premiums and attorneys' fees as may be incurred, at the Collateral Agent's option, for any such action if taken at Grantor's request.

11. Forbearance Not Waiver. Any forbearance by the Collateral Agent or any other Secured Party in exercising any right or remedy hereunder, or otherwise afforded by Applicable Law, shall not be a waiver of or preclude the exercise of any right or remedy hereunder. The procurement of insurance or the payment of taxes or other Liens by the Collateral Agent shall not be a waiver of the Collateral Agent's right to accelerate the maturity of the Secured Obligations. The Collateral Agent's receipt of any awards, proceeds or damages under Paragraphs 3 and 9 hereof shall not operate to cure or waive Grantor's default in payment of the Secured Obligations.

12.      Property Leases and Revenues.

     (a) As part of the consideration for the Secured Obligations, Grantor has absolutely and unconditionally assigned and transferred to Beneficiary for the ratable benefit of the Secured Parties all of Grantor's right, title and interest in and to the Property Leases and the Revenues, including those now due, past due or to become due by virtue of any Property Lease for the occupancy or use of all or any part of the Property. Grantor hereby represents and warrants as follows:

          (i) Grantor is the sole and absolute owner of the entire landlord's or lessor's interest in the Property Leases and said rents, issues and profits and shall not assign its interest in, to or under any of the Property Leases or the Revenues to any person or entity other than the Beneficiary;

          (ii) Grantor has made no prior assignment of any of the Property Leases or with respect to any of said rents, issues or profits; and

          (iii) Grantor has neither done any act nor omitted to do any act which might prevent Beneficiary from, or limit Beneficiary in, acting under any of the provisions of this assignment pursuant to this Deed of Trust.

     (b) Grantor agrees that neither the foregoing assignment of Property Leases and Revenues, nor the exercise of any of Beneficiary's rights and remedies under Paragraph 17 hereof shall be deemed to make Beneficiary a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Property Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof, unless and until Beneficiary, in person or by agent, assumes actual possession thereof. Nor shall the appointment of any receiver for the Property by any court at the request of Beneficiary or by agreement with Grantor, or the entering into possession of any part of the Property by such receiver, be deemed to make Beneficiary a mortgagee-in-possession or otherwise responsible or liable in any manner with respect to the Property Leases, the Property or the use, occupancy, enjoyment or operation of all or any portion thereof.

     (c) If Beneficiary or a receiver enters upon, takes possession of and maintains control of the Property, all Revenues thereafter collected shall be applied first to the costs of taking control of and managing the Property and collecting the Revenues, including, but not limited to, reasonable attorneys' fees actually incurred, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, Impositions and other charges on the Property, and the costs of discharging any obligation or liability of Grantor as landlord, lessor or licensor of the Property and then to the Secured Obligations, in the manner set forth in the Credit Agreement. The Collateral Agent and/or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those Revenues actually received. Beneficiary shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Property by reason of anything done or left undone by Beneficiary pursuant to Paragraph 17 hereof. If the Revenues are not sufficient to meet the costs of taking control of and managing the Property and collecting the Revenues, any monies expended by Beneficiary for such purposes shall become a portion of the Secured Obligations. Unless Beneficiary and Grantor agree in writing to other terms of payment, such amounts shall be payable upon notice from Beneficiary to Grantor requesting payment thereof and shall bear interest from the date of disbursement at the Default Rate, unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under Applicable Law. The entering upon and taking possession of and maintaining of control of the Property by Beneficiary or the receiver pursuant to the provisions of this Deed of Trust and the application of Revenues as provided herein shall not cure or waive any Event of Default or invalidate any other right or remedy of Beneficiary hereunder.

     (d) At the Beneficiary's request, the Grantor shall enter into a Subordination, Nondisturbance and Attornment Agreement in form and substance reasonably acceptable to Beneficiary with respect to all Property Leases with tenants of the Property which are not Affiliates of the Grantor.

13. Property Leases and Collection of Revenues. Grantor will not, without the consent of the Collateral Agent in writing, which consent shall not be unreasonably withheld or delayed, enter into any Property Lease of all or any portion of the Property or amend, supplement or otherwise modify, or terminate or cancel, or accept the surrender of, or consent to the assignment or subletting of, or grant any concessions to or waive the performance of any obligations of any tenant, lessee or licensee under, any now existing or future Property Lease. Grantor agrees not to collect or accept the payment of any Revenues, or other income or profit from, or on account of, any use or occupancy of the Property, in advance of the time when such payment becomes due unless such amount is delivered to Beneficiary to be applied to the Secured Obligations, in the manner set forth in the Credit Agreement.

14. Remedies Cumulative. All remedies provided in this Deed of Trust are distinct and cumulative to any other right or remedy under this Deed of Trust or under the other Loan Documents or afforded by law or equity, and may be exercised concurrently, independently or successively.

15. Taxation of Deeds of Trust. In the event of the enactment of any law deducting from the value of the Property any mortgage Lien thereon, or imposing upon Beneficiary the payment of all or part of the taxes, charges or assessments previously paid by Grantor pursuant to this Deed of Trust, or changing the law relating to the taxation of mortgages or debts secured by mortgages or Beneficiary's interest in the Property so as to impose new incidents of tax on Beneficiary, then Grantor shall pay such taxes or assessments or shall reimburse Beneficiary therefor.

16. Events of Default and Acceleration. The occurrence of any "Event of Default" as defined in the Credit Agreement shall constitute an Event of Default hereunder. If an Event of Default shall have occurred and be continuing, the Secured Obligations may be accelerated pursuant to the terms of the Credit Agreement, whereupon the same shall become immediately due and payable, and without presentment, protest, demand or other notice of any kind, all of which are hereby expressly waived by Grantor. No omission to exercise such option when entitled to do so shall be construed as a waiver of such right.

17.      Rights and Remedies.

(a) Foreclosure and other Remedies. Upon the occurrence and during the continuation of any Event of Default, and whether or not Beneficiary shall have accelerated the maturity of the Secured Obligations pursuant to Paragraph 16 hereof, Trustee, at its option, may:

     (i) exercise the rights and remedies afforded under Paragraph 17(b) below, or exercise any of the following remedies to the extent available under the laws of the State of Texas;

     (ii) either with or without entering upon or taking possession of the Property, demand, collect and receive any or all Revenues;

     (iii) either with or without entering upon or taking possession of the Property, and without assuming any obligations of Grantor thereunder, exercise the rights of Grantor under, use or benefit from, any of the Property Leases;

     (iv) in person, by agent or by court-appointed receiver, enter upon, take possession of, and maintain full control of the Mortgaged Property in order to perform all acts necessary or appropriate to maintain and operate the Mortgaged Property, including, but not limited to, the execution, cancellation or modification of Property Leases, the making of repairs to the Property and the execution or termination of contracts providing for the management or maintenance of the Property, all on such terms as Trustee, in its sole discretion, deems proper or appropriate;

     (v) proceed by a suit or suits in law or in equity or by other appropriate proceeding to enforce payment of the Secured Obligations or the performance of any term, covenant, condition or agreement of this Deed of Trust or the Credit Agreement or any of the other Loan Documents, or any other right, and to pursue any other remedy available to it, all as Trustee shall determine most effectual for such purposes;

     (vi) institute and maintain such suits and proceedings as Trustee may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Deed of Trust, to preserve or protects its interest in the Mortgaged Property and the Revenues, and to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that would impair the security hereunder or be prejudicial to the interest of Trustee;

     (vii) apply all or any portion of the Mortgaged Property, or the proceeds thereof, towards (but not necessarily in complete satisfaction of) the Secured Obligations, in the manner set forth in the Credit Agreement or the Security Agreement, as applicable;

     (viii) foreclose any and all rights of Grantor in and to the Property, whether by sale, entry or in any other manner provided for hereunder or under the laws of the State of Texas;

     (ix) in the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor or the creditors or property of Grantor, Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the entire amount of the Secured Obligations at the date of the institution of such proceedings and for any additional portion of the Secured Obligations accruing after such date;

     (x) exercise any other right or remedy of a mortgagee or secured party under the laws of the State of Texas.

(b)      Rights of Beneficiary and Trustee.

i. Upon the occurrence of an Event of Default, it shall thereupon, or at any time thereafter while any part of the Secured Obligations remain undischarged, be the duty of the Trustee, or his successors, as hereinafter provided, at the request of Beneficiary (which request shall be presumed), to enforce this Trust and to sell the Property, as an entirety or in parcels, by one sale or by several sales, held at one time or at different times, all as the Trustee acting may elect, each sale to be held in the area of the county courthouse designated for the conduct of foreclosure sales in any county in which a part of the real property to be sold is situated and to be made on the first Tuesday of some month between the hours of 10 o'clock a.m. and 4 o'clock p.m. to the highest bidder for cash at public venue, after the Trustee and Beneficiary shall have given notices of the proposed sale in the manner hereinafter set forth, and to make due conveyance to the purchaser or purchasers, with general warranty of title to such purchaser or purchasers binding upon Grantor and its successors. Grantor, for itself and assigns, hereby expressly and specifically waives all rights to a marshalling of the assets of Grantor, including the Property, or to a sale in inverse order of alienation.

ii. The Trustee shall give notice of each such proposed sale by posting written notice of the time, place and terms of sale at the courthouse door, and by filing a copy of such written notice in the office of the county in which the sale is to be made, at least twenty one (21) consecutive days preceding the date of the sale. Where real properties to be sold are situated in more than one county, one notice shall be posted at the courthouse door, and a copy of such notice shall be filed with the county clerk, of each county, in which a part of the real properties to be sold is situated, and such notices shall designate the county where such real properties will be sold, which may be any county in which a part of said real properties is situated. In addition to the foregoing notice or notices to be posted and filed by the Trustee, the mortgage servicer of the debt to which the power of sale is related (the "Mortgage Servicer") shall, at least twenty one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on each debtor obligated to pay such debt according to the records of such Mortgage Servicer. The service of such notice shall be completed upon deposit of the notice, enclosed in a prepaid wrapper, properly addressed to each such debtor at the last known address, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. In this respect and to the full extent permitted by law, Grantor also expressly covenants, stipulates and agrees that: (i) the address of Grantor set forth on the first page of this Deed of Trust shall be deemed and considered conclusively to be and remain at all times that last known address of all debtors obligated to pay such debt as shown by the records of the Mortgage Servicer, provided such address may be changed from time to time only by express written notice of change thereof signed by all debtors obligated to pay such debt and actually delivered to and received by Mortgage Servicer and setting forth a new address which shall be within the United States of America and which shall be deemed and considered conclusively to be and remain at all times thereafter the most recent address of all debtors obligated to pay such debt as shown by the records of Mortgage Servicer until changed in the manner herein provided, (ii) the records of Mortgage Servicer shall not be deemed to reflect any change in the name or identity of the debtors obligated to pay the debt (to whom notice of a proposed sale shall be required to be mailed as provided for above) unless and until express written notice of such change signed by all debtors obligated to pay such debt shall have been actually delivered to and received by Mortgage Servicer, and (iii) no notice of such sale or sales other than the notices hereinabove provided shall be required to be given to Grantor or any other persons and any other notice is expressly waived.

iii. The provisions of Subparagraph 17(b)ii above with respect to posting, serving, filing and giving notices of sale are intended to comply with the provisions of Section 51.002 of the Property Code of the State of Texas as in effect on the date hereof (the "Subject Statutes"). In the event the requirement for any notice, or the posting, serving, filing or giving thereof, under the Subject Statutes shall be eliminated or the prescribed manner of posting, serving, filing or giving same is modified by future amendment to the Subject Statutes, the requirement for such particular notice shall be stricken from, or the manner of posting, serving, filing or giving any notice hereunder modified in, this instrument in conformity with such amendment. The manner herein prescribed for posting, serving, filing or giving any notice, other than that to be posted and filed or caused to be posted and filed by the Trustee, shall not be deemed exclusive but such notice or notices may be posted, served, filed or given in any other manner which may be permitted by applicable law. Further, in relation to this Deed of Trust and the exercise of any power of sale by the Trustee hereunder, if either the Subject Statutes shall be amended or modified to require any other notice of the posting, filing, serving or giving thereof or any statute hereafter enacted shall require any other notice or the posting, filing, serving or giving thereof, the Trustee or the person selected by him is hereby authorized and empowered by Grantor to give such notice provided, however, Grantor waives such other notice or the posting, filing, serving or giving thereof to the full extent Grantor may lawfully so do.

iv. At any sale conducted under this instrument, credit upon all or any part of the Secured Obligations shall be deemed cash paid for the purpose of Subparagraph 17(b)i above; and the holder of all or any part of the Secured Obligations may purchase at any such sale. With the proceeds arising from such sale or sales, the Trustee shall first pay all expenses of advertising, sale and conveyance, including a reasonable Trustee's fee (not to exceed five percent (5%) of the gross proceeds of such sale or sales) to the Trustee acting, and shall next apply such proceeds toward the discharge and payment of the Secured Obligations (including principal, interest and attorney's fees, if any), and the remaining balance, if any, shall be paid to Grantor.

v. Without limiting any of the powers or remedies provided elsewhere, Grantor agrees that in the event the Secured Obligations are payable in installments or include, at any time, items of matured as well as unmatured indebtedness, the holder of the matured installments or items of indebtedness, as the case may be, shall have the right to have the Property sold subject to the part of the Secured Obligations which is unmatured at the time the Trustee is requested to make such sale, at Trustee's sale to satisfy the lien and security interest hereof securing the then matured portion of said indebtedness and the Trustee is expressly authorized and empowered to conduct such sale which is called herein an "Installment Foreclosure." Any Installment Foreclosure made hereunder shall not affect the liens, assignments and security interest of this Deed of Trust existing to secure that portion of the Secured Obligations to which the sale is to be made subject. No Installment Foreclosure shall exhaust the power of the Trustee to conduct future Installment Foreclosures nor in anywise limit the powers of sale provided elsewhere in this Deed of Trust. The provisions elsewhere in this Deed of Trust relating to manner of conducting Trustee's sales, including the posting, filing and giving of notices thereof, shall also apply to any Installment Foreclosure and the same presumptions shall be applicable to any Trustee's deed or recital therein contained in connection with an Installment Foreclosure and to any other affidavit as hereinafter provided.

vi. In the case of the absence of the Trustee from the State of Texas, or of his death, inability, refusal or failure to act, or in the event the Beneficiary should elect at any time (with or without cause) to remove the Trustee then acting, a successor or substitute may be named, constituted and appointed by the Beneficiary, without further formality than an appointment and designation in writing, which appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited; and this conveyance shall vest in the Successor or Substitute Trustee the title, powers and duties conferred on the Trustee named herein and the conveyance by the Successor or Substitute Trustee to the purchaser at any sale made pursuant hereto shall be valid and effective as fully as hereinabove provided in the case of a conveyance by the Trustee. Such right to appoint a Successor or Substitute Trustee shall exist as often as and whenever the Trustee, original, successor or substitute, cannot or will not act or has been removed by Beneficiary. Grantor specifically covenants and stipulates that: the recitals in the conveyance made to the purchaser, either by the Trustee or any Successor or Substitute Trustee, shall be full proof and evidence of the matters therein stated; no other proof shall be requisite of the request by the holder of the Secured Obligations on the Trustee or on any Successor or Substitute Trustee to enforce this trust, or of the due, timely and proper posting, filing and giving of all notices and making of the sale, or any particulars thereof, or of the in ability, refusal or failure of the Trustee, or any Successor or Substitute Trustee, to act, or of the removal of the Trustee or any Successor or Substitute Trustee, as herein provided, either as to the legality of his appointment or otherwise, or of the contingencies which brought about the failure or inability of the Trustee or any Successor or Substitute Trustee to act, or of his removal, as the case may be; all pre requisites of said sale shall be presumed to have been performed; and any such sale made under the powers herein granted shall be a perpetual bar against Grantor, its successors and assigns.

vii. The right of sale hereunder shall not be exhausted by one or any sale, but so long as any of the Secured Obligations remain undischarged, the Trustee or successor or Substitute Trustee may make other and successive sales until all the Property shall be legally sold.

viii. The Beneficiary shall have the power and authority to institute and maintain any suits and proceedings as the Beneficiary may deem advisable (i) to prevent any impairment of the Property by any acts which may be unlawful or any violation of this Deed of Trust, (ii) to preserve or protect its interest in the Property, and (iii) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order might impair the security hereunder or be prejudicial to the Beneficiary's interest.

ix. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceedings affecting the Grantor or any guarantor, co maker or endorser of any of the Grantor's obligations, its creditors or its property, the Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claims allowed in such proceedings for the entire amount due and payable by the Grantor under the Notes, this Deed of Trust and any other instrument securing the Notes, at the date of the institution of such proceedings, and for any additional amounts which may become due and payable by the Grantor after such date.

x. In case of a foreclosure sale of all or any part of the Property and of the application of the proceeds of sale to the payment of the sums secured hereby, the Beneficiary shall, unless precluded under the Notes from seeking a deficiency judgment against the Grantor, be entitled to enforce payment from the Grantor of all amounts then remaining due and unpaid and to recover judgment against the Grantor for any portion thereof remaining unpaid, with interest.

     (c) Receiver. If an Event of Default shall have occurred Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right without notice and without regard to the occupancy or value of any security for the Secured Obligations or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of the Mortgaged Property and to operate the Property and to collect and apply the Revenues. The receiver shall have all of the rights and powers permitted under the laws of the State of Texas. Grantor will pay to Beneficiary upon demand, all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to such appointment and all such expenses shall be a portion of the Secured Obligations.

     (d) Sale or Other Disposition of Mortgaged Property. Grantor waives any right to require the marshaling of any of its assets in connection with any disposition conducted pursuant hereto. In the event all or part of the Mortgaged Property is included at any foreclosure sale conducted pursuant hereto, a single total price for the Mortgaged Property, or such part thereof as is sold, may be accepted by Beneficiary with no obligation to distinguish between the application of such proceeds amongst the property comprising the Mortgaged Property.

     (e) Collection of Revenues. In connection with the exercise by Beneficiary of the rights and remedies provided for in subparagraph (a)(ii) of this Paragraph 17:

(i) Beneficiary may notify any tenant, lessee or licensee of the Property, either in the name of Beneficiary or Grantor, to make payment of Revenues directly to Beneficiary or Beneficiary's agents, may advise any person of Beneficiary's interest in and to the Revenues, and may collect directly from such tenants, lessees and licensees all amounts due on account of the Revenues;

(ii) At Beneficiary's request, Grantor will provide written notification to any or all tenants, lessees and licensees of the Property concerning Beneficiary's interest in the Revenues and will request that such tenants, lessees and licensees forward payment thereof directly to Beneficiary;

(iii) Grantor shall hold any proceeds and collections of any of the Revenues in trust for Beneficiary and shall not commingle such proceeds or collections with any other funds of Grantor; and

(iv) Grantor shall deliver all such proceeds to Beneficiary immediately upon the receipt thereof by Grantor in the identical form received, but duly endorsed or assigned on behalf of Grantor to Beneficiary.

     (f) Use and Occupation of Property. In connection with the exercise of the Beneficiary's rights under Subparagraph (a)(v) of this Paragraph 17, Beneficiary may enter upon, occupy, and use all or any part of the Property and may exclude Grantor from the Land and the Improvements or portion thereof as may have been so entered upon, occupied, or used. In the event Beneficiary manages the Land and the Improvements in accordance with Subparagraph (a)(vi) herein, Grantor shall pay to Beneficiary on demand a reasonable fee for the management thereof in addition to the Secured Obligations. Further, Beneficiary may make such alterations, renovations, repairs, and replacements to the Improvements, as Beneficiary, in its sole discretion, deems proper or appropriate. The obligation of Grantor to pay such amounts and all expenses incurred by Beneficiary in the exercise of its rights hereunder shall be included in the Secured Obligations and shall accrue interest at the Default Rate, unless collection from Grantor of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Grantor under applicable law.

     (g) Partial Sales. Grantor agrees that in case Beneficiary, in the exercise of the power of sale contained herein or in the exercise of any other rights hereunder given, elects to sell in parts or parcels, said sales may be held from time to time and that the power shall not be exhausted until all of the Mortgaged Property not previously sold shall have been sold, notwithstanding that the proceeds of such sales exceed, or may exceed, the Secured Obligations.

     (h) Assembly of Mortgaged Property. Upon the occurrence of any Event of Default, Beneficiary may require Grantor to assemble that portion of the Mortgaged Property consisting of personal property and make it available to Beneficiary, at Grantor's sole risk and expense, at a place or places to be designated by Beneficiary which are reasonably convenient to both Beneficiary and Grantor.

     (i) Power of Attorney. Grantor hereby irrevocably constitutes and appoints Beneficiary as Grantor's true and lawful attorney in fact, exercisable only after the occurrence of and during the continuance of an Event of Default, to take any action with respect to the Mortgaged Property to preserve, protect, or realize upon Beneficiary's interest therein, each at the sole risk, cost and expense of Grantor, but for the sole benefit of Beneficiary. The rights and powers granted Beneficiary by the within appointment include, but are not limited to, the right and power to: (i) prosecute, defend, compromise, settle, or release any action relating to the Mortgaged Property; (ii) endorse the name of Grantor in favor of Beneficiary upon any and all checks or other items constituting Revenues; (iii) enter into leases or subleases relative to all or a portion of the Land or the Improvements; (iv) enter into any contracts or agreements relative to, and to take all action deemed necessary in connection with, the construction of any Improvements on the Land; (v) manage, operate, maintain, or repair the Land and the Improvements pursuant to Contracts or otherwise; and (vi) exercise the rights of Grantor under any Property Leases or any Contracts. Beneficiary shall not be obligated to perform any of such acts or to exercise any of such powers, but if Beneficiary elects so to perform or exercise, Beneficiary shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Grantor except for Beneficiary's willful misconduct, gross negligence or bad faith, as determined by a court of competent jurisdiction by final and nonappealable judgment. All powers conferred upon Beneficiary by this Deed of Trust (which shall only be exercised only after the occurrence of and during the continuance of an Event of Default), being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of Beneficiary.

     18. Notices. Any and all notices, demands, elections or requests provided for or permitted to be given pursuant to this Deed of Trust shall be given or served as provided in Section 9.1 of the Credit Agreement.

     19. Successors and Assigns Bound; Captions. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Beneficiary and Grantor, subject to the provisions of Paragraph 6 hereof. The captions and headings of the paragraphs of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

     20. Governing Law; Severability. This Deed of Trust and the obligations of Grantor hereunder shall be governed by and interpreted and determined in accordance with the laws of the State of New York except that the creation, governance, administration and enforcement of Liens and rights and remedies with respect to the Property shall be governed by and interpreted in accordance with the laws of the State of Texas. In the event that any provision or clause of this Deed of Trust or any other Loan Document conflicts with Applicable Law, such conflict shall not affect other provisions of this Deed of Trust or such Loan Document which can be given effect without the conflicting provision, and to this end, the provisions of this Deed of Trust and the other Loan Documents are declared to be severable. In the event that any Applicable Law limiting the amount of interest or other charges permitted to be collected from Grantor is interpreted by a court of competent jurisdiction in a final order so that any charge for which provision is made in this Deed of Trust or in the other Loan Documents, whether considered separately or together with other charges permitted to be collected from Grantor, is interpreted so that any such charge, whether considered separately or together with other charges that are considered a part of the transaction represented by this Deed of Trust and the other Loan Documents, violates such law, and Grantor is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Beneficiary in excess of the amounts payable to Beneficiary pursuant to such charges as reduced shall be applied by Beneficiary to reduce the principal of the Secured Obligations.

     21. Discharge. This Agreement shall terminate and the Beneficiary shall discharge this Deed of Trust when all the Secured Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend, there are no Letter of Credit Outstandings and the Issuing Banks have no further commitment to issue Letters of Credit under the Credit Agreement. Grantor shall pay Beneficiary's reasonable costs incurred in discharging this Deed of Trust.

     22. Waivers. (i) Grantor agrees to the full extent permitted by law, that in case of an Event of Default hereunder, neither Grantor nor anyone claiming through or under Grantor shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, or the absolute sale of the Mortgaged Property, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and Grantor, for Grantor and all who may at any time claim through or under Grantor, hereby waives to the fullest extent that Grantor may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the Lien hereof.

     (ii) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Beneficiary hereunder are cumulative and are not exclusive of any rights or remedies that the Beneficiary would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (c) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

     (iii) Neither this Deed of Trust nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Beneficiary and the Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.2 of the Credit Agreement.

     (iv) In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Beneficiary, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the Secured Obligations or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings (including, without limitation, the restrictions upon transfer contained in Paragraph 5).

     (v) In the event an interest in any of the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Grantor agrees as follows: notwithstanding the provisions of Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Grantor agrees that Beneficiary shall be entitled to seek a deficiency judgment from Grantor and any other party obligated on the Credit Extensions equal to the difference between the amount owing on the Credit Extensions and the amount for which the Mortgaged Property was sold pursuant to judicial or nonjudicial foreclosure sale. Grantor expressly recognizes that this section constitutes a waiver of the above-cited provisions of the Texas Property Code which would otherwise permit Grantor and other Persons against whom recovery of deficiencies is sought or Grantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Mortgaged Property as of the date of the foreclosure sale and offset against and deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Grantor further recognizes and agrees that this waiver creates an irrebuttable presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Grantor, Guarantor, and others against whom recovery of a deficiency is sought.

     (vi) Neither Beneficiary nor any affiliate of Beneficiary has made any representation, warranty or statement to Grantor in order to induce Grantor to execute this Deed of Trust. Grantor hereby expressly waives any claim of fraudulent inducement to execute this Deed of Trust and further disclaims any reliance or statements on or representations of Beneficiary in waiving such claim.

     23. Further Assurances. At any time and from time to time, upon request by the Collateral Agent, Grantor will make, execute and deliver, or cause to be made, executed and delivered, to the Collateral Agent and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by the Collateral Agent, any and all such other and further assignments, mortgages, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the opinion of the Collateral Agent, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligations of Grantor under this Deed of Trust, and (b) the Lien created by this Deed of Trust upon the Mortgaged Property. Upon any failure by Grantor so to do, Beneficiary may make, execute, record, file, re-record and/or refile any and all such assignments, mortgages, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Grantor, and Grantor hereby irrevocably appoints Beneficiary the agent and attorney in fact of Grantor so to do.

     24. Subrogation. Beneficiary shall be subrogated to all right, title, Lien or equity of all persons to whom Beneficiary may have paid any monies in settlement of Liens or in acquisition of title or for its benefit hereunder, or for the benefit or account of Grantor or subsequently paid under any provisions hereof.

     25. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Deed of Trust and any and all other Loan Documents.

     26. Beneficiary's Fees and Expenses; Indemnification. (a) Without in anyway limiting any other reimbursement obligations contained under the other Loan Documents, the Grantor agrees to pay upon demand to the Beneficiary the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Beneficiary may incur in connection with the exercise, enforcement or protection of any of the rights of the Beneficiary hereunder.

     (b) Without limitation of its indemnification obligations under the other Loan Documents, the Grantor agrees to indemnify the Beneficiary and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Deed of Trust or any claim, litigation, investigation or proceeding relating hereto or to the Mortgaged Property, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith, or willful misconduct of such Indemnitee.

     (c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents. The provisions of this Paragraph 26 shall remain operative and in full force and effect regardless of the termination of this Deed of Trust or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Deed of Trust or any other Loan Document, or any investigation made by or on behalf of the Beneficiary or any Secured Party. All amounts due under this Paragraph 26 shall be payable on written demand therefor.

     27. Submission to Jurisdiction. GRANTOR AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS DEED OF TRUST MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR ANY FEDERAL COURT SITTING THEREIN AS THE BENEFICIARY MAY ELECT IN ITS SOLE

DISCRETION AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS. GRANTOR AND BENEFICIARY (BY ITS ACCEPTANCE OF THIS DEED OF TRUST) EACH HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT FORUM AND AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT BENEFICIARY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS DEED OF TRUST AGAINST BENEFICIARY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

GRANTOR AGREES THAT ANY ACTION COMMENCED BY GRANTOR ASSERTING ANY CLAIM OR COUNTERCLAIM ARISING UNDER OR IN CONNECTION WITH THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT SOLELY IN A COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR ANY FEDERAL COURT SITTING THEREIN AS THE BENEFICIARY MAY ELECT IN ITS SOLE DISCRETION AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS WITH RESPECT TO ANY SUCH ACTION.

GRANTOR AND BENEFICIARY (BY ITS ACCEPTANCE OF THIS DEED OF TRUST) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.1 OF THE CREDIT AGREEMENT. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF GRANTOR AND BENEFICIARY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

     28. WAIVER OF JURY TRIAL. GRANTOR AND BENEFICIARY (BY ITS ACCEPTANCE OF THIS DEED OF TRUST) EACH HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) IN WHICH ANY SUCH PERSON IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST ANY SUCH PERSON OR IN WHICH ANY SUCH PERSON IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN ANY LOAN PARTY OR ANY OTHER PERSON AND ANY SECURED PARTY OR PARTICIPANT OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION,

ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. EACH OF GRANTOR AND BENEFICIARY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTY HAVE BEEN INDUCED TO ENTER INTO THIS DEED OF TRUST BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH 28.

     29. Choice of Law. This Deed of Trust and each of the other Loan Documents shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the State of New York without regard to principles of conflicts of law, except that matters relating to the creation, perfection, priority and enforcement of the liens on and security interests in the Mortgaged Property or other assets situated in Texas, including by way of illustration, but not in limitation, actions for foreclosure, for injunctive relief, or for the appointment of a receiver, shall be governed by the laws of the State of Texas.

     30. Future Advances. This Deed of Trust secures future advances made pursuant to this Deed of Trust or the Credit Agreement.

     31. Business Loan: Not Personal Residence. Grantor covenants, warrants and represents that this Deed of Trust is a commercial loan and that all of the proceeds of the Credit Extensions secured hereby shall be used for business or commercial purposes, none of the proceeds of the Credit Extensions secured hereby shall be used for personal, family or household purposes, and that no individual liable for the Secured Obligations resides or intends to reside in any portion of the Property.

     32. Warranties and Representations. It is intended that this Deed of Trust supplement the other Loan Documents, and the warranties, representations, covenants and agreements made by the Grantor herein are supplemental to those set forth in the other Loan Documents. In the event of a conflict between this Deed of Trust and the other Loan Documents, the terms of this Deed of Trust shall control with respect to the Land, the Improvements, the Property Leases and the Revenues.

     33. Fixture Filing. Certain of the Mortgaged Property is or will become "fixtures" (as that term is defined in the UCC) on the Land, and this Deed of Trust upon being filed for record in the real estate records of the county wherein such fixtures are situated shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such of the Mortgaged Property that is or may become fixtures.

     34. NOTICE OF INDEMNIFICATION: GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THIS DEED OF TRUST CONTAINS CERTAIN INDEMNIFICATION PROVISIONS (INCLUDING WITHOUT LIMITATION THOSE CONTAINED IN SECTIONS 6(iii) AND 26(b) HEREOF, WHICH IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION OF THE COLLATERAL AGENT AND BENEFICIARY FROM CLAIMS OR LOSSES ARISING AS A RESULT OF THE COLLATERAL AGENT'S AND BENEFICIARY'S OWN NEGLIGENCE.

THE WRITTEN DEED OF TRUST REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [Remainder of page left intentionally blank]

     IN WITNESS WHEREOF, Grantor has executed this Deed of Trust under seal, as of the day and year first above written.

Witness:                                        GAMESTOP TEXAS LP


                                                By: GameStop of Texas (GP), LLC,
                                                    its general partner


                                                    By:      GameStop, Inc.


/s/ Dawn Hofer                                  By: /s/ David W. Carlson
------------------------------------               --------------------------
Print Name: Dawn Hofer
                                                Name:    David W. Carlson
/s/ Matt Hodges
-----------------------------------
Print Name: Matt Hodges                     Title:   Executive Vice President
                                                     and Chief Financial Officer

                                 STATE OF TEXAS

Tarrant County

     On this 5th day of October, 2005, before me personally appeared the above-named David W. Carlson, the Executive Vice President and Chief Financial Officer of GameStop, Inc., a Minnesota corporation, which is the manager of GameStop of Texas (GP), LLC, the general partner of GameStop Texas LP, the Grantor named above, and acknowledged the foregoing to be his/her free act and deed and the free act and deed of said Grantor.

                                                  /s/ Glenda Williams
                                                -------------------------------
                                                      Notary Public
                                                      My commission expires:

                                                            (AFFIX SEAL)

                                    EXHIBIT A
                                      LAND
                            Legal Description of Land

Being a 17.02 acre tract of land situated in the City of Grapevine, Tarrant County, Texas, being a part of the C. Clanton Survey Abstract Number 354, and being all of Lot 2, Block 2 of Westport Business Park, an addition to the City of Grapevine as recorded in Cabinet A, Slide 5797 of the Plat Records of Tarrant County, Texas.


900652.2900652.2